UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: March 5, 2009
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 8.01 Other Events.
On March 5, 2009, Gevity HR, Inc. (“Gevity”) issued a press release announcing the execution of a definitive merger agreement (the “Merger Agreement”) pursuant to which Gevity will be acquired by TriNet Group, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On March 4, 2009 Gevity’s board of directors declared a dividend of $0.05 per share on outstanding shares of common stock, payable on April 30, 2009 to holders of Gevity’s common stock of record on April 16, 2009. In addition, Gevity’s board of directors has postponed the 2009 annual meeting of shareholders that had been scheduled for May 20, 2009 due to Gevity’s entry into the Merger Agreement.
On March 5, 2009, Gevity distributed the communications attached hereto as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7 and Exhibit 99.8, which are incorporated herein by reference.
Additional Information and Where to Find it
In connection with the proposed merger and required shareholder approval, Gevity will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEVITY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Gevity with the SEC may be obtained free of charge by contacting Gevity at Gevity HR, Inc., Attn: Investor Relations, 9000 Town Center Parkway, Bradenton, Florida 34202, Telephone: 1-800-243-8489, extension 4034. Our filings with the SEC are also available on our website at www.gevity.com.
Participants in the Solicitation
Gevity and its officers and directors may be deemed to be participants in the solicitation of proxies from Gevity’s shareholders with respect to the merger. Information about Gevity’s officers and directors and their ownership of Gevity’s common shares is set forth in the proxy statement for Gevity’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Gevity and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibit 99.1 — Press Release dated March 5, 2009.

Exhibit 99.2 — Email to Employees from Michael Lavington

Exhibit 99.3 — Form of Client Email from Michael Lavington

Exhibit 99.4 — Form of Email to Prospects

Exhibit 99.5 — Form of Outbound Call Script

Exhibit 99.6 — Client Frequently Asked Questions

Exhibit 99.7 — Employee Frequently Asked Questions

Exhibit 99.8 — Form Letter to Clients

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)

Dated: March 5, 2009	By :	/s/ Edwin E. Hightower, Jr

	Name:	Edwin E. Hightower, Jr.
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX
Exhibit 99.1 — Press Release dated March 5, 2009.
Exhibit 99.2 — Email to Employees from Michael Lavington
Exhibit 99.3 — Form of Client Email from Michael Lavington
Exhibit 99.4 — Form of Email to Prospects
Exhibit 99.5 — Form of Outbound Call Script
Exhibit 99.6 — Client Frequently Asked Questions
Exhibit 99.7 — Employee Frequently Asked Questions
Exhibit 99.8 — Form Letter to Clients